SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        January 7, 1998
                                                       (December 29, 1997)

                       Wellsford Real Properties, Inc.
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           (Exact name of registrant as specified in its charter)

         1-12917                                     13-3926898
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  (Commission File Number)                (IRS Employer Identification No.)

                                  Maryland
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               (State or other jurisdiction of incorporation)

                 610 Fifth Avenue, New York, New York 10020
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                  (Address of principal executive offices)
                                 (Zip Code)

                               (212) 333-2300
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            (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

          Wellsford Ventures, Inc. ("Ventures"), a wholly owned subsidiary of Wellsford Real Properties, Inc., has joined with Fleet Real Estate, Inc. ("FRE"), a subsidiary of Fleet Financial Group, to issue an approximately $32.5 million subordinated credit facility (the "IPH Mezzanine Facility") to Industrial Properties Holding, L.P. ("IPH"). Each of Ventures and FRE have committed to advance up to 50% of the IPH Mezzanine Facility. IPH is a single purpose entity which was formed to acquire six industrial properties which are intended by IPH to be sold to Cabot Industrial Trust, a real estate investment trust. To date, approximately $19.6 million has been advanced to IPH, of which Ventures has advanced approximately $9.8 million. If required, the balance of the IPH Mezzanine Facility is expected to be advanced on or before February 15, 1998. Advances to date under the IPH Mezzanine Facility are cross collateralized by second mortgages on three of the six properties. If the IPH Mezzanine Facility is fully advanced in connection with IPH's acquisition of the remaining three properties, it will be cross collateralized by second mortgages on all of the six properties. The IPH Mezzanine Facility is subordinated to an approximately $55.3 million senior loan commitment from a commercial bank, of which approximately $32 million has been advanced to date. Advances under the IPH Mezzanine Facility bear interest at an annual rate of LIBOR plus five percent; however, interest is payable monthly at an annual rate of LIBOR plus three percent, with the remaining two percent payable out of available cash flow from the properties or accruing until maturity. The IPH Mezzanine Facility has a stated maturity date of June 30, 1998. Ventures and IPH have entered into an option agreement (the "Option") giving Ventures the right under certain circumstances to acquire the properties securing the IPH Mezzanine Facility following the stated maturity date for an amount equal to the outstanding advances under the IPH Mezzanine Facility. If Ventures exercises the Option, it will acquire the properties subject to the outstanding advances under the senior loan commitment with certain modifications thereto, and will retire the advances made by FRE under the IPH Mezzanine Facility.

          The three properties securing the advances made to the date are located in Grapevine, Texas, total approximately 1.2 million square feet, and are currently 100% leased to eight tenants. The three properties which would secure additional advances are located in Mira Loma, California, Dacula, Georgia, and Mechanicsburg, Pennsylvania, total approximately 0.9 million square feet, and are currently 100% leased to three tenants.

Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)  Financial Statements

     The DFW Trade Center I, L.P., Buildings 1, 2 and 3 Financial Statements:
       Independent Accountants' Report of Arthur Andersen LLP dated
         November 24, 1997.
       Combined Statements of Revenue and Certain Expenses for the Year
         Ended December 31, 1996 (audited) and Nine Months Ended
         September 30, 1997 (unaudited).
       Pro Forma Consolidated Income Statement for the Nine Months Ended
         September 30, 1997 and related footnotes (unaudited).
       Pro Forma Consolidated Income Statement for the Year Ended
         December 31, 1996 and related footnotes (unaudited).
       Pro Forma Consolidated Balance Sheet for September 30, 1997 and related footnotes (unaudited).


(b)  Exhibits

     None.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wellsford Real Properties, Inc.
                                   -----------------------------------------
                                                 (Registrant)



Date: January 7, 1998                   By: /s/Gregory F. Hughes
                                   -----------------------------------------
                                        Gregory F. Hughes
                                        Chief Financial Officer

                  Report of Independent Public Accountants


The Owners of the
DFW Trade Center, I, L.P., Buildings 1, 2 and 3:

We have audited the accompanying Combined Statement of Revenue and Certain Expenses of the DFW Trade Center I, L.P., Buildings 1, 2 and 3 (the Portfolio) from the date of inception (July 1, 1996) to December 31, 1996. The Combined Statement of Revenue and Certain Expenses is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Combined Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Wellsford Real Properties, Inc. Current Report on Form 8-K as described in Note 2 and is not intended to be a complete presentation of the Portfolio's revenues and expenses.

In our opinion, the Combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Portfolio described in Note 2 for the period from inception to December 31, 1996, in conformity with generally accepted accounting principles.


                                                         ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 24, 1997

               DFW Trade Center I, L.P., Buildings 1, 2 and 3

             Combined Statements of Revenue and Certain Expenses






                                                            From the Date
                                          Nine Months       of Inception
                                             Ended          (July 1, 1996)
                                          September 30,    to December 31,
                                              1997              1996
                                          ---------------------------------
                                            (unaudited)
Revenues:
Base rents                                  $ 1,289,844           $315,038
Tenant reimbursements                           304,903             32,400
                                            --------------------------------
Total revenues                                1,594,747            347,438
                                            --------------------------------

Expenses:
Property operating costs                         93,369             38,177
Maintenance and repairs                          20,256              4,397
Real estate taxes                               306,802             40,993
Management fees                                  44,392             10,580
Insurance                                        24,802              8,064
                                            --------------------------------
  Total Expenses                                489,621            102,211
                                            --------------------------------

Revenues in Excess of Certain Expenses       $1,105,126           $245,227
                                            ================================






The accompanying notes are an integral part of this combined financial statement.

               DFW Trade Center I, L.P., Buildings 1, 2 and 3

         Notes to Combined Statement of Revenue and Certain Expenses

                              December 31, 1996


1. Business

The accompanying Combined Statement of Revenue and Certain Expenses relates to the operations of DFW Trade Center I, L.P., Buildings 1, 2 and 3 (the Portfolio). The Portfolio consists of three buildings in Grapevine, Texas totalling approximately 1,182,361 rentable square feet as follows:



       Property Type         # Tenants    Date of Inception   Square Feet
       -------------         ---------    -----------------   -----------
       Workspace Industrial      3        February 7, 1997        202,361
       Bulk Warehouse            2        July 1, 1996            540,000
       Bulk Warehouse            2        June 30, 1997           440,000
                                                               ----------
                                                                1,182,361
                                                               ==========


2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Wellsford Real Properties, Inc. The statement is not representative of the actual operations of the Portfolio for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expenses, which may not be comparable to the expenses expected to be incurred by Industrial Properties Holding, L.P. in future operations of the Portfolio, have been excluded.

The combined financial statement, and information included in these notes to the combined financial statement, for the nine months ended September 30, 1997, is unaudited. In the opinion of management, such financial statement and information reflect all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Combined Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.   Rental Revenue

All leases are classified as operating leases.

4.   Future Minimum Rental Receipts

Future minimum rental receipts due on noncancelable operating leases for the Portfolio as of December 31, 1996 were as follows:


                                      ------------
                    1997               $ 2,113,650
                    1998                 4,052,194
                    1999                 4,189,944
                    2000                 4,275,444
                    2001                 3,906,861
                    Thereafter          15,741,473
                                      ------------
                                       $34,279,566
                                      ============

The above amounts do not include additional rental receipts that will become due as a result of the expense pass-through and escalation provisions in the leases. The Portfolio is subject to the usual business risks associated with the collection of the above scheduled rents.

                       Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Income Statement
                    Nine Months Ended September 30, 1997
                    (In thousands except per share data)
                                 (Unaudited)


                                                        IPH
                                                     Pro Forma
                                       Historical   Adjustments   Pro Forma
                                       ----------   -----------   ---------

REVENUE

  Rental income                          $ 1,260                  $ 1,260
  Interest income                          4,125         810 (A)    4,935
  Joint venture income                       160                      160
                                        --------      ------      -------

    Total Revenue                          5,545         810        6,355
                                        --------      ------      -------


EXPENSES

  Property operating and maintenance         241                      241
  Real estate taxes                          106                      106
  General and administrative               1,521                    1,521
  Depreciation                               221                      221
  Interest                                     0         291 (B)      291
  Property management                         18                       18
                                        --------      ------      -------

    Total Expenses                         2,107         291        2,398
                                        --------      ------      -------

Income before income taxes                 3,438         519        3,957

Provision for income taxes                 1,003         229        1,232(C)
                                        --------      ------      -------
Net income                               $ 2,435      $  290      $ 2,725
                                        ========      ======      =======

Net income per common share              $  0.14                  $  0.16
                                        ========                  =======

Weighted average common
  shares outstanding                      16,912                   16,912
                                        ========                  =======

                       Wellsford Real Properties, Inc.
              Notes to Pro Forma Consolidated Income Statement
                    Nine Months Ended September 30, 1997
                                 (Unaudited)


(A) Represents interest income on the net $9.8 million advance on the IPH Mezzanine Facility for nine months at 11% (LIBOR + 5%).

(B) Represents interest on a $5.0 million draw on the Company's credit facility for nine months at 7.75% (LIBOR + 1.75%).

(C) Represents the Company's estimated provision for federal and state income taxes at rates of 35% and 14%, respectively.

                       Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Income Statement
                        Year Ended December 31, 1996
                    (In thousands except per share data)
                                 (Unaudited)


                                                        IPH
                                                     Pro Forma
                                       Historical   Adjustments  Pro Forma
                                       ----------   -----------  ---------

REVENUE

  Rental income                                                   $     0
  Interest income                         $  757      $1,080 (A)    1,837
  Joint venture income                                                  0
                                         -------      ------      -------

    Total Revenue                            757       1,080        1,837
                                         -------      ------      -------


EXPENSES

  Property operating and maintenance                                    0
  Real estate taxes                                                     0
  General and administrative                                            0
  Depreciation                                                          0
  Interest                                               388 (B)      388
  Property management                                                   0
                                         -------      ------      -------

    Total Expenses                             0         388          388
                                         -------      ------      -------

Income before income taxes                   757         692        1,449

Provision for income taxes                               305          305(C)
                                         -------      ------      -------

Net income                                $  757      $  387      $ 1,144
                                         =======      ======      =======

                       Wellsford Real Properties, Inc.
              Notes to Pro Forma Consolidated Income Statement
                        Year Ended December 31, 1996
                                 (Unaudited)



(A) Represents interest income on the net $9.8 million advance on the IPH Mezzanine Facility for one year at 11% (LIBOR + 5%).

(B) Represents interest on a $5.0 million draw on the Company's credit facility for one year at 7.75% (LIBOR + 1.75%).

(C) Represents the Company's estimated provision for federal and state income taxes at rates of 35% and 14%, respectively.

                       Wellsford Real Properties, Inc.
                    Pro Forma Consolidated Balance Sheet
                             September 30, 1997
                               (In thousands)
                                 (Unaudited)

                                                        IPH
                                                     Pro Forma
                                       Historical   Adjustments  Pro Forma
                                       ----------   -----------  ---------

ASSETS

Real estate assets, at cost:
  Land                                 $      0                   $      0
  Buildings and improvements                                             0
                                       --------      ------       --------
                                              0           0              0
    Less, accumulated depreciation                                       0
                                       --------      ------       --------
                                              0           0              0
  Construction in process                21,864                     21,864
                                       --------      ------       --------
                                         21,864           0         21,864
Notes receivable                        145,880       9,821 (A)    155,701


Investment in joint venture              32,425                     32,425
                                       --------      ------       --------
Total real estate assets                200,169       9,821        209,990

Cash and cash equivalents                 5,533      (9,821)(A)        712
                                                      5,000 (B)

Restricted cash                           6,717                      6,717
Deferred tax assets                                                      0
Other assets                              1,983                      1,983
                                       --------      ------       --------

Total Assets                           $214,402      $5,000       $219,402
                                       ========      ======       ========

LIABILITIES AND EQUITY

Liabilities:
  Tax exempt mortgage note payable     $ 14,755                   $ 14,755
  Credit facility                        10,000       5,000 (B)     15,000
  Other liabilities                       6,667                      6,667
                                       --------      ------       --------

Total Liabilities                        31,422       5,000         36,422
                                       --------      ------       --------

Commitments and contingencies                 -           -              -

Minority Interest                         3,092                      3,092

Equity:
  Common Stock, 197,650,000 shares
    authorized - 16,572,043 shares,
    $.01 par value per share, issued
    and outstanding as adjusted             166                        166
  Class A Common Stock, 350,000 shares
    authorized - 339,806 shares, $.01 par
    value per share, issued and
    outstanding as adjusted                   3                          3
  Series A 8% Convertible Redeemable
    Preferred Stock, 2,000,000 shares
    authorized - no shares, $.01 par value
    per share, issued and outstanding         -                          -
  Paid in capital in excess of
   par value                            178,288                    178,288
  Retained earnings                       1,431                      1,431
                                       --------      ------       --------

Total Equity                            179,888           0        179,888
                                       --------      ------       --------

Total Liabilities and Equity           $214,402      $5,000       $219,402
                                       ========      ======       ========

                       Wellsford Real Properties, Inc.
                Notes to Pro Forma Consolidated Balance Sheet
                             September 30, 1997
                               (In thousands)
                                 (Unaudited)


(A) Represents funding of the IPH Mezzanine Facility ($9.8 million at LIBOR + 5.0%).

(B)  Represents a draw on the Company's credit facility.